Exhibit 10.1

EXECUTION VERSION

INCREASING LENDER SUPPLEMENT
INCREASING LENDER SUPPLEMENT, dated January 22, 2019 (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of March 21, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Deluxe Corporation (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Aggregate Commitment and/or one or more tranches of Incremental Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of its Commitment and/or to participate in such a tranche;
WHEREAS, the Borrower has given notice to the Administrative Agent of its intention to increase the Aggregate Commitment pursuant to such Section 2.20; and
WHEREAS, pursuant to Section 2.20 of the Credit Agreement, each of the undersigned Increasing Lenders now desires to increase the amount of its respective Commitment under the Credit Agreement by executing and delivering to the Borrower and the Administrative Agent this Supplement;
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
1.    Each undersigned Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its Commitment increased by the corresponding amount set forth with respect to such Increasing Lender in the “Commitment Increase” column on Schedule 1 attached hereto, thereby making the aggregate amount of such Increasing Lender’s total Commitments equal to the corresponding amount set forth with respect to such Increasing Lender in the “Commitment” column on Schedule 1 attached hereto.
2.    The Borrower hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.
3.    Terms defined in the Credit Agreement shall have their defined meanings when used herein.
4.    This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
5.    This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document. Delivery of an executed counterpart of a signature page of this Supplement by telecopy, e-mailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Supplement.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

JPMORGAN CHASE BANK, N.A., individually as an Increasing Lender, acknowledged and agreed to as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ Diane Faunda
Name:	Diane Faunda
Title:	Managing Director
FIFTH THIRD BANK, as an Increasing Lender

By:	/s/ Robert Mangers
Name:	Robert Mangers
Title:	Director
SUNTRUST BANK, as an Increasing Lender

By:	/s/ Carlos Cruz
Name:	Carlos Cruz
Title:	Director
U.S. BANK NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Tim Landro
Name:	Tim Landro
Title:	Vice President
BANK OF AMERICA, N.A., as an Increasing Lender

By:	/s/ Chad Kardash
Name:	Chad Kardash
Title:	Vice President
BMO HARRIS BANK, N.A., as an Increasing Lender

By:	/s/ Sean T. Ball
Name:	Sean T. Ball
Title:	Managing Director

Signature Page to Deluxe
Increasing Lender Supplement (2019)

MUFG BANK, LTD. (f/k/a THE BANK OF TOKYO MITSUBISHI UFJ, LTD.), as an Increasing Lender

By:	/s/ Samantha Schumacher
Name:	Samantha Schumacher
Title:	Authorized Signatory
PNC BANK, NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Edward Han
Name:	Edward Han
Title:	Vice President
KEYBANK NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Marc Evans
Name:	Marc Evans
Title:	Vice President
MIZUHO BANK, LTD., as an Increasing Lender

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Authorized Signatory
WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Kyle R. Holtz
Name:	Kyle R. Holtz
Title:	Director
THE NORTHERN TRUST COMPANY, as an Increasing Lender

By:	/s/ Molly Drennan
Name:	Molly Drennan
Title:	Senior Vice President

Signature Page to Deluxe
Increasing Lender Supplement (2019)

Accepted and agreed to as of the date first written above:
DELUXE CORPORATION

By:	/s/ Edward A. Merritt
Name:	Edward A. Merritt
Title:	Treasurer

Signature Page to Deluxe
Increasing Lender Supplement (2019)

SCHEDULE 1 TO INCREASING LENDER SUPPLEMENT
INCREASED COMMITMENTS1

LENDER	COMMITMENT INCREASE	COMMITMENT
JPMORGAN CHASE BANK, N.A.*	$20,000,000	$145,000,000
FIFTH THIRD BANK*	$20,000,000	$145,000,000
SUNTRUST BANK*	$20,000,000	$145,000,000
U.S. BANK NATIONAL ASSOCIATION*	$20,000,000	$145,000,000
BANK OF AMERICA, N.A.*	$20,000,000	$100,000,000
BMO HARRIS BANK, N.A.*	$20,000,000	$100,000,000
MUFG BANK, LTD. (formerly known as THE BANK OF TOKYO MITSUBISHI UFJ, LTD.)*	$20,000,000	$100,000,000
PNC BANK, NATIONAL ASSOCIATION*	$20,000,000	$100,000,000
KEYBANK NATIONAL ASSOCIATION*	$10,000,000	$40,000,000
MIZUHO BANK, LTD.*	$10,000,000	$40,000,000
WELLS FARGO BANK, NATIONAL ASSOCIATION*	$10,000,000	$40,000,000
THE NORTHERN TRUST COMPANY*	$10,000,000	$30,000,000
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$0	$20,000,000
AGGREGATE COMMITMENT	$200,000,000	$1,150,000,000

1 Increasing Lenders are identified with an "*".